Exhibit 99.3

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On June 18, 2010, Northport Network Systems, Inc. (the “Company” or “NNWS”) completed its acquisition of a 65% equity interest in Beijing XinLvZhengBaoCheng Education Technology Co. Ltd. (“Lu Zheng”), an existing education business headquartered in Beijing China and the acquisition was effective on June 18, 2010. The unaudited pro forma condensed combined financial statements (“pro forma financial statements”) included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for the purposes of inclusion in our amended Form 8-K prepared in connection with the acquisition of Lu Zheng filed on June 21, 2010.

The pro forma financial statements are prepared in conformity with the SEC, Regulation S-X: Article 3, Rule 3.05, Financial Statements of Businesses Acquired or to be Acquired (“Rule 3.05”) and Article 11, Pro forma Financial Information (“Article 11”). Certain information and disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) have been condensed or omitted pursuant to such rules and regulations. However, we believe that the disclosures provided herein are adequate to make the information presented not misleading.

The unaudited pro forma condensed combined financial statements are derived from the historical unaudited condensed financial statements as of and for the three months ended March 31, 2010 and audited financial statements for the year ended December 31, 2009 of the Company and from the historical unaudited condensed financial statements as of and for the three months ended March 31, 2010 and the historical audited financial statements for the period from December 21, 2009 (inception) to December 31, 2009 of Lu Zheng respectively. These pro forma financial statements are presented to include the effects of the acquisition of Lu Zheng.

The unaudited pro forma results are presented for illustrative purposes only and do not reflect any potential cost savings or integration costs. Certain cost savings may result from the acquisition; however, there can be no assurance that these cost savings will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of overhead expenses, including employee levels and the elimination of duplicate facilities and capital expenditures.

The unaudited pro forma condensed combined financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from the acquisition, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for costs associated with removing redundant operations that could affect amounts in these unaudited pro forma combined financial statements, and their effects may be material and would be reflected in the statement of operations.

Significant assumptions, estimates and adjustments herein have been made solely for purposes of developing these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Company and " Management’s Discussion and Analysis of Financial Condition and Results of Operations ” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the three months ended March 31, 2010, as well as the audited historical financial statements and related notes of Lu Zheng, as of December 31, 2009 and unaudited historical condensed combined financial statements for the three months ended March 31, 2010 of Lu Zheng, which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, in this Form 8-KA. The unaudited pro forma combined financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of the Company that would have been reported had the acquisition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of a combined entity.

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF MARCH 31, 2010

	Historical	Historical		Ref	Pro forma
	NNWS	Lu Zheng	Adjustments	*	Combined
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$7,476	$27,419	$-		$34,895
Prepaid expenses and other current assets	150,405	57,482	-		207,887
Due from a related company	-	29,256	-		29,256
Assets held in discontinued operations	1,021,372	-	-		1,021,372
Total Current Assets	1,179,253	114,157	-		1,293,410
PROPERTY AND EQUIPMENT, NET	315,257	13,099	-		328,356
GOODWILL	-		2,641,684	b	2,641,684
TOTAL ASSETS	$1,494,510	$127,256	$2,641,684		$4,263,450

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Other payables and accrued expenses	$422,532	$2,776	$-		$425,308
Deferred revenue	-	32,296	-		32,296
Due to a stockholder	247,714	-	-		247,714
Income and other taxes payable	457	2,498	-		2,955
Liabilities of discontinued operations	700,728	-	-		700,728
Total Current Liabilities	1,371,431	37,570	-		1,409,001
COMMITMENTS AND CONTINGENCIES	-	-	-		-

EQUITY
NNWS Stockholders' Equity
Preferred stock, $0.001 par value, 100,000,000 shares authorized,
none share issued and outstanding	-	-	-		-
Common stock, $0.001 par value, 100,000,000 shares authorized,
34,200,012 shares issued and outstanding
as of March 31, 2010 and December 31, 2009	34,200	146,259	(146,259)	b	34,200
Common stock, 3,000,000 shares to be issued	-	-	3,000	a	3,000
Stock subscription receivable	(224,641)	-			(224,641)
Additional paid-in capital	5,864,381	-	2,697,000	a	8,561,381
Treasury stocks (2,500,000 shares as of September 30, 2010 and					0
none shares as of December 31, 2009), at cost	-	-			0
Retained earnings (Accumulated deficit)					0
Unappropriated	(5,764,812)	(56,604)	56,541	b	(5,764,875)
Appropriated	146,648	-			146,648
Accumulated other comprehensive loss	(88,576)	31			(88,545)
Total NNWS Stockholders' Equity	(32,800)	89,686	2,610,282		2,667,168
Noncontrolling interests	155,879	-	31,402	b	187,281
TOTAL EQUITY	123,079	89,686	2,641,684		2,854,449
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,494,510	$127,256	$2,641,684		$4,263,450
* See Note 3, Pro forma Adjustments

See accompanying notes to the unaudited pro forma condensed combined financial statements

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND CONPREHENSIVE LOSS
FOR THE THREE MONTHS ENDED MARCH 31, 2010

					Ref	Pro forma
	NNWS	LU ZHENG		Adjustments	*	Combined
	(Unaudited)	(Unaudited)
REVENUES
Color photo printing	$1	$-	$			$1
Online shopping	-	-				-
Professional training	-	46,442				46,442
Total net sales	1	46,442		-		46,443
COST OF REVENUES
Color photo printing	(1,241)	-				(1,241)
Professional training	-	(24,184)				(24,184)
Total cost of sales	(1,241)	(24,184)				(25,425)
GROSS PROFIT	(1,240)	22,258		-		21,018
OPERATING EXPENSES
Selling, general and administrative	73,401	58,240				131,641
Research and development expenses	20,196	-				20,196
Depreciation	2,998	569				3,567
Total Operating Expenses	96,595	58,809		-		155,404
LOSS FROM OPERATIONS	(97,835)	(36,551)		-		(134,386)
OTHER INCOME
Other income	2,037	-		-		2,037
Interest income	59	78		-		137
Imputed interest expense on due to stockholders	(2,291)	-		-		(2,291)
Other expenses	(402)	-		-		(402)
Total Other Income, net	(597)	78		-		(519)
LOSS BEFORE INCOME TAXES	(98,432)	(36,473)		-		(134,905)
Income tax expense	-	-		-		-
NET LOSS FROM CONTINUING OPERATIONS	(98,432)	(36,473)		-		(134,905)
NET GAIN FROM DISCONTINUED OPERATIONS	24,025					24,025
NET LOSS	(74,407)	(36,473)		-		(110,880)
Less: net loss (income) attributable to noncontrolling interests	(11,548)			12,766	c	1,218
NET LOSS ATTRIBUTABLE TO NNWS COMMON STOCKHOLDERS	(85,955)	(36,473)		12,766		(109,662)

NET LOSS FROM CONTINUING OPERATIONS	(98,432)	(36,473)		12,766		(122,139)
NET GAIN FROM DISCONTINUED OPERATIONS	12,477					12,477
	(85,955)	(36,473)		12,766		(109,662)
OTHER COMPREHENSIVE INCOME
Foreign currency translation gains (loss) of continuing operations	(409)	21		-		(388)
Less: foreign currency gain attributable to noncontrolling interests		-		(7)	c	(7)
	(409)	21		(7)		(395)
Foreign currency translation gains (loss) of discontinuing operations	46	-				46
Less: foreign currency gain attributable to noncontrolling interests	(22)	-				(22)
	24	-		-		24
	(385)	21		(7)		(371)
COMPREHENSIVE (LOSS ) INCOME
From continuing operations	(98,841)	(36,452)		12,759		(122,534)
From discontinuing operations	12,501	-		-		12,501
COMPREHENSIVE LOSS ATTRIBUTABLE TO
NNWS COMMON STOCKHOLDERS	$(86,340)	$(36,452)		$12,759		$(110,033)
Net loss per share - basic and diluted
From continuing operations	(0.00)					$(0.00)
From discontinued operations	0.00					0.00
Total net loss per share	(0.00)					$(0.00)
Weighted average number of shares outstanding during the year
- basic and diluted	34,200,012				d	34,200,012
* See Note 3, Pro forma Adjustments

See accompanying notes to the unaudited pro forma condensed combined financial statements

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
FOR THE YEAR ENDED DECEMBER 31, 2009

						Ref	Pro forma
	NNWS	LU ZHENG		Adjustments		*	Combined
		(Unaudited)
REVENUES
Color photo printing	$3,639	$-	$				$3,639
Online shopping	474						474
Professional training	-	1,756					1,756
Total net sales	4,113	1,756		-			5,869
COST OF REVENUES
Color photo printing	(29,320)	-					(29,320)
Professional training	-	(1,719)					(1,719)
Total cost of sales	(29,320)	(1,719)					(31,039)
GROSS PROFIT	(25,207)	37		-			(25,170)
OPERATING EXPENSES
Selling, general and administrative	449,701	20,106					469,807
Impairment of goodwill	0	-					-
Research and development expenses	95,811	-					95,811
Depreciation	13,722	62					13,784
Total Operating Expenses	559,234	20,168		-			579,402
LOSS FROM OPERATIONS	(584,441)	(20,131)		-			(604,572)
OTHER INCOME
Other income	501	-		-			501
Interest income	94	-		-			94
Imputed interest expense on due to stockholders	(11,125)	-		-			(11,125)
Other expenses	(3,501)	-		-			(3,501)
Total Other Income, net	(14,031)	-		-			(14,031)
LOSS BEFORE INCOME TAXES	(598,472)	(20,131)		-			(618,603)
Income tax expense	-	-		-			-
NET LOSSLOSS FROM CONTINUING OPERATIONS	(598,472)	(20,131)		-			(618,603)
NET LOSS FROM DISCONTINUED OPERATIONS	(3,276,529)	-		-			(3,276,529)
NET LOSS	(3,875,001)	(20,131)		-			(3,895,132)
Less: net loss (income) attributable to noncontrolling interests	58,090			7,046		c	65,136
NET LOSS ATTRIBUTABLE TO NNWS COMMON STOCKHOLDERS	(3,816,911)	(20,131)		7,046			(3,829,996)

NET LOSS FROM CONTINUING OPERATIONS	(598,472)	(20,131)		7,046			(611,557)
NET LOSS FROM DISCONTINUED OPERATIONS	(3,218,439)	0					(3,218,439)
	(3,816,911)	(20,131)		7,046			(3,829,996)
OTHER COMPREHENSIVE INCOME
Foreign currency translation gains/ (loss) of continuing operations	(2,393)	10		-			(2,383)
Less: foreign currency gain attributable to noncontrolling interests		-		(4)		c	(4)
	(2,393)	10		(4)			(2,387)
Foreign currency translation gains/ (loss) of discontinuing operations	967	-		-			967
Less: foreign currency gain attributable to noncontrolling interests	(1,397)	-		-			(1,397)
	(430)	-		-			(430)
	(2,823)	10		(4)			(2,817)
COMPREHENSIVE (LOSS ) INCOME
From continuing operations	(600,865)	(20,121)		7,042			(613,944)
From discontinuing operations	(3,218,869)	-		-			(3,218,869)
COMPREHENSIVE LOSS ATTRIBUTABLE TO
NNWS COMMON STOCKHOLDERS	$(3,819,734)	$(20,121)		$7,042	$		(3,832,813)
Net loss per share - basic and diluted
From continuing operations	$(0.02)				$		(0.02)
From discontinued operations	(0.09)						(0.09)
Total net loss per share	$(0.11)				$		(0.11)
Weighted average number of shares outstanding during the year
- basic and diluted	33,213,711					d	33,213,711
* See Note 3, Pro forma Adjustments

See accompanying notes to the unaudited pro forma condensed combined financial statements

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of Pro Forma Presentation

Basis of Pro forma Presentation

The unaudited pro forma condensed combined financial statements are derived from the historical unaudited condensed financial statements as of and for the three months ended March 31, 2010 and audited financial statements for the year ended December 31, 2009 of the Company and from the historical unaudited financial statements as of and for the three months ended March 31, 2010 and the historical audited financial statements for the period from December 21, 2009 (inception) to December 31, 2009 of Lu Zheng respectively. These pro forma financial statements are presented to include the effects of the acquisition of Lu Zheng.

The pro forma financial statements are prepared in conformity with the Securities and Exchange Commission (“SEC”), Regulation S-X: Article 3, Rule 3.05, Financial Statements of Businesses Acquired or to be Acquired (“Rule 3.05”) and Article 11, Pro forma Financial Information (“Article 11”).

The unaudited pro forma results are presented for illustrative purposes only and do not reflect any potential cost savings or integration costs. Certain cost savings may result from the acquisition; however, there can be no assurance that these cost savings will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of overhead expenses, including employee levels and the elimination of duplicate facilities and capital expenditures.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and related notes of the Company and " Management’s Discussion and Analysis of Financial Condition and Results of Operations ” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and the Company’s Form 10-Q for the three months ended March 31, 2010, as well as the audited historical financial statements and related notes of Lu Zheng, as of December 31, 2009 and unaudited historical condensed combined financial statements for the three months ended March 31, 2010 of Lu Zheng, which are attached as Exhibit 99.1 and Exhibit 99.2, respectively, for the referenced periods.

Use of Estimates

Significant assumptions, estimates and adjustments herein have been made solely for purposes of developing these unaudited pro forma condensed combined financial statements for illustrative purposes. These adjustments are described in Note 3, Pro forma Adjustments. Actual results could differ from these estimates.

NNWS and Lu Zheng Business Combination

Upon the Lu Zheng acquisition effective date, on June 18, 2010 in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, “Business Combinations” (“ASC 805”), the business combination was accounted for under the “acquisition method.” As such, the purchase price, described in Note 2, Acquisition of Lu Zheng, is allocated to the net tangible and intangible assets acquired in connection with the acquisition, based on their estimated fair values as of the effective date of the acquisition. The preliminary allocation of the purchase price was based upon management’s preliminary valuation of the fair value of tangible and intangible assets acquired and liabilities assumed and such estimates and assumptions are subject to change (generally one year from the acquisition date).

Pursuant to Rule 3.05, we have provided the pro forma results herein of our acquisition of Lu Zheng on June 18, 2010, presented in accordance with Article 11, by the following:

  The unaudited pro forma condensed combined statement of position, as of March 31, 2010, has been presented as if the acquisition of Lu Zheng occurred on March 31, 2010.

  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2009, and the three months ended March 31, 2010, respectively, have been presented as if the acquisition of Lu Zheng occurred on December 21, 2009, being the date of inception of Lu Zheng

. The pro forma statements include applicable purchase adjustments to accomplish these pro forma results, provided in Note 3, Pro forma Adjustments.

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 2. Acquisition of Lu Zheng

Fair Value of Consideration

On June 18, 2010, pursuant to an equity agreement of the same date entered into between Dalian Northport Information Industry Development Co., Ltd. ("Dalian Northport"), a wholly owned subsidiary of the Company, as acquirer and Jia Yi, Wu Peng and Yuan Huixiong, as sellers, Northport Dalian acquired a 65% equity interest in Lu Zheng, an existing education business incorporated on December 21, 2009 and is headquartered in Beijing China. The consideration for the 65% equity interest is 3,000,000 shares of common stock of the Company being issued as follows:

  1.2 million shares to be issued to Jia Yi for the sale of her 26% equity interest in Lu Zheng;

  0.9 million shares to Wu Peng for the sale of his 19.5% equity interest in Lu Zheng; and

  0.9 million shares to Yuan Huixiong for the sale of his 19.5% equity interest in Lu Zheng.

Jia Yi will continue to hold 14% of Lu Zheng's equity interest; Wu Peng will hold 10.5% of Lu Zheng's equity interest; and Yuan Huixiong will hold 10.5% of Lu Zheng's equity interest.

The consideration amount of 3 million shares is based upon Lu Zheng's annual net average profit for the next 3 years being not less than RMB10.245 million, and that the 3 years’ total net profit being not less than US$4.5 million (exchange rate between USD and RMB 1:6.83) . The consideration of three million shares of the Company is based on the calculation of US $1.50 per share.

The share price of the Company on the date of the agreement, June 18, 2010, was US $0.90 per share and on this basis, the fair value of the consideration for the 65% equity interest in Lu Zheng was USD2.7 million.

Purchase Price Allocation

Under the acquisition method of accounting, the total estimated purchase price is allocated to Lu Zheng’ net tangible and intangible assets based on their estimated fair values as of June 18, 2010, being the acquisition completion date. Based on the Company’s valuation of the fair value of tangible and intangible assets acquired and liabilities assumed, which are based on estimates and assumptions that are subject to change, and other factors as described in the introduction to these unaudited pro forma condensed combined financial statements, the estimated purchase price is allocated as follows:

Cash and cash equivalents	$104,881
Other receivables and deposits	138,574
Total current assets	243,455
Property and equipment, net	12,944
Goodwill	2,610,833
Total assets	2,867,232
Less: Accrued liabilities	(109,049)
Other taxes payable	(10,170)
Minority interest	(48,013)
Total purchase price	$2,700,000

Prior to the end of the measurement period for finalizing the purchase price allocation, if information becomes available which would indicate adjustments are required to the purchase price allocation, such adjustments will be included in the purchase price allocation retrospectively.

Goodwill and Other Intangibles Acquired

Of the total estimated purchase price, $2,610,833 is goodwill. Goodwill represents the excess of the purchase price of an acquired business over the fair value of the net tangible and intangible assets acquired. In accordance with

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

ASC 350, Intangibles, Goodwill and Other, goodwill will not be amortized but instead will be tested for impairment at least annually or more frequently if indicators of impairment exist.

Goodwill, other intangibles and long-lived assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or group of assets may not be fully recoverable.

If an impairment indicator is present, the Company will evaluate recoverability by a comparison of the carrying amount of the assets to future undiscounted net cash flows that are expected to generate from these assets. If the assets are impaired, the Company will recognize an impairment charge equal to the amount by which the carrying amount exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of carrying values or fair values, less estimated costs of disposal.

Goodwill impairment will be tested on an annual basis. If goodwill impairment is present, the Company will compare the implied fair value of goodwill to the carrying amount. If the carrying amount of goodwill exceeds the implied fair value of goodwill, an impairment loss will be recognized in an amount equal to that excess. The loss recognized will not exceed the carrying amount of goodwill.

Note 3. Pro Forma Adjustments

Pro forma adjustments are made to reflect the estimated purchase price, to adjust amounts related to Lu Zheng’s net tangible and intangible assets to a preliminary estimate of the fair values of those assets.

Lu Zheng has not identified any material pre-acquisition contingencies where the related asset, liability or impairment is probable and the amount of the asset, liability or impairment can be reasonably estimated.

The following describes the pro forma adjustments related to the acquisition made in the accompanying unaudited pro forma condensed combined balance sheet as of March 31, 2010 and the unaudited pro forma condensed combined statements of operation for the twelve months ended December 31, 2009 and three months ended March 31, 2010:

a)	To record purchase of Lu Zheng. See Note 2 above for details.

b)	To record acquired goodwill from the Lu Zheng acquisition and the pro forma elimination of Lu Zheng net assets acquired as of March 31, 2010, the pro forma acquisition date:

Pro forma goodwill as of March 31, 2010:
Pro forma as of
31 March 2010
Purchase price	$2,700,000
Pro forma Lu Zheng net assets acquired	(58,316)
Pro forma adjustment to goodwill	$2,641,684

c)	To adjust for the share of current period results attributable to noncontrolling interests.

d)

To adjust for the 3,000,000 shares of the Company to be issued to the sellers of the 65% equity interests in Lu Zheng. These shares are assumed to be in issue at the beginning of the period or on the date of inception of Lu Zheng, December 21, 2009, whichever is later.

NORTHPORT NETWORK SYSTEMS, INC. AND SUBSIDIARIES ("NNWS")
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 4: Pro Forma Net Income per Common Share

The calculation of basic earnings (loss) per share is based on the weighted-average number of common shares outstanding during the applicable period. The calculation for diluted earnings (loss) per share recognizes the effect of all potential dilutive common shares that were outstanding, if any, during the respective periods, unless their impact would be anti-dilutive.

Diluted earnings per share recognizes the dilution that would occur if securities or other contracts to issue common stock were exercised or converted into shares. These potential shares arise from common stock options, convertible debt, and warrants.

For periods in which there was a net loss to common stockholders, no potentially dilutive securities would be included in the calculation of diluted loss per share, as inclusion of these securities would have reduced the net loss per share. The pro forma basic and diluted earnings per share presented in our unaudited pro forma condensed combined statements of operations are based upon the weighted average number of our common shares outstanding, as adjusted by 3,000,000 shares of the Company to be issued to the sellers of the 65% equity interests in Lu Zheng (see Note 2 above for details). These shares are assumed to be in issue at the beginning of the period or on the date of incorporation of Lu Zheng, December 21, 2009, whichever is later.

	Pro forma	Pro forma
Pro forma earnings
per share	Year ended	3 months ended
	December 31, 2009	March 31, 2010
Pro forma net gain (loss)
from continuing operations	$(611,557)	$(122,139)
from discontinued operations	(3,218,439)	12,477
	$(3,829,996)	$(109,662)
Weighted average common shares outstanding
- basic and diluted	33,213,711	34,200,012
3,000,000 shares to be issued
to sellers of 65% equity interests in Lu Zheng	3,000,000	82,192
	36,213,711	34,282,204
Pro forma earnings per share
From continuing operations	$(0.02)	$(0.00)
From discontinued operations	(0.09)	0.00
Total net loss per share	$(0.11)	$(0.00)